UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2006.

LAKEFIELD VENTURES INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-501191 (Commission File Number)	98-0219157 (IRS Employer Identification No.)

10580 N. McCarran Blvd., Building 115-208 Reno, Nevada (Address of principal executive offices)	89503 (Zip Code)

Registrant's telephone number, including area code (775) 747-0667

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CRF 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective April 19, 2006, the Board of Directors of Lakefield Ventures Inc. (the “Company”) accepted the resignation of Mr. Wallace Mays as Chairman of the Board and as a director of the Company.

ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated April 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

June 29, 2006

LAKEFIELD VENTURES INC.

By:

/s/ Richard Bachman

Name:

Richard Bachman

Title:

President

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
Exhibit 99.1	Press Release dated April 19, 2006.	5